SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     August 12, 2004

TUCOWS INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-28284	23-2707366
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Mowat Avenue, Toronto, Ontario, Canada		M6K 3M1
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (416) 535-0123

Item 7.                                                           Financial Statements, Pro Forma Financial Information and Exhibits.

(a)          Not Applicable.

(b)         Not Applicable.

(c)          Exhibits.

99.1                           Press Release of Tucows Inc., dated August 12, 2004.

Item 12.                                                    Results of Operations and Financial Condition.

On August 12, 2004, Tucows Inc., a Pennsylvania corporation (the “Company”), issued a press release reporting its financial results for the second quarter of fiscal 2004, ended June 30, 2004.  A copy of such press release is filed herewith as Exhibit 99.1.

The information in this report and the exhibit is furnished to, and not filed with, the Securities and Exchange Commission and shall not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUCOWS INC.

Date: August 13, 2004	By:	/s/ Elliot Noss
Elliot Noss
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release of Tucows Inc., dated August 12, 2004